Great Elm Capital Group, Inc. Investor Presentation – Quarter Ended September 30, 2019 November 12, 2019 © 2019 Great Elm Capital Group, Inc. Exhibit 99.2

© 2019 Great Elm Capital Group, Inc. Disclaimer Statements in this presentation that are “forward-looking” statements, including statements regarding revenue, adjusted EBITDA, expected growth, profitability, free cash flow and outlook involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm Capital Group, Inc.’s (“Great Elm” or “GEC”) assumptions and expectations in light of currently available information.  Great Elm assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this presentation or to conform prior statements to actual results or revised expectations, except as required by law. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC, which are available for download at its website www.greatelmcap.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

© 2019 Great Elm Capital Group, Inc. SlideSection 4Performance Overview 6 Organizational Overview 9Operating Companies: Great Elm DME 13Investment Management 17Real Estate 21General Corporate 23Financial Review 26Summary 28Q&A 29Appendix Table of Contents

Performance Overview © 2019 Great Elm Capital Group, Inc.

Performance Overview: Quarter Ended September 30, 20191 © 2019 Great Elm Capital Group, Inc. (1) Numbers in millions. (2) DME business acquired in September 2018. Thus, the first fiscal quarter of 2019 was a partial quarter. (3) Per US GAAP, real estate taxes were included in Real Estate revenue in the first fiscal quarter of 2019 but are not included in the first fiscal quarter of 2020. (4) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Revenue by Segment Segment 1Q20 1Q19 DME2 $13.2 $4.0999999999999996 Investment Management $0.9 $0.9 Real Estate3 $1.3 $1.5 General Corporate - - Consolidated $15.4 $6.5 Net Income (Loss) by Segment Segment 1Q20 1Q19 DME2 $-0.8 $0 Investment Management $-0.1 $-0.7 Real Estate3 $0.1 $0.1 General Corporate $-2.5 $-1.4 Consolidated $-3.3 $-2 Adjusted EBITDA4 by Segment Segment 1Q20 1Q19 DME2 $3 $1.4 Investment Management $1 $0.6 Real Estate3 $1.2 $1.1000000000000001 General Corporate $-1.7 $-1.4 Consolidated $3.5 $1.7000000000000002 Revenue by Segment Segment 1Q20 1Q19 DME2 $13.2 $4.0999999999999996 Investment Management $0.9 $0.9 Real Estate3 $1.3 $1.5 General Corporate - - Consolidated $15.4 $6.5 Net Income (Loss) by Segment Segment 1Q20 1Q19 DME2 $-0.8 $0 Investment Management $-0.1 $-0.7 Real Estate3 $0.1 $0.1 General Corporate $-2.5 $-1.4 Consolidated $-3.3 $-2 Adjusted EBITDA4 by Segment Segment 1Q20 1Q19 DME2 $3 $1.4 Investment Management $1 $0.6 Real Estate3 $1.2 $1.1000000000000001 General Corporate $-1.7 $-1.4 Consolidated $3.5 $1.7000000000000002 Revenue by Segment Segment 1Q20 1Q19 DME2 $13.2 $4.0999999999999996 Investment Management $0.9 $0.9 Real Estate3 $1.3 $1.5 General Corporate - - Consolidated $15.4 $6.5 Net Income (Loss) by Segment Segment 1Q20 1Q19 DME2 $-0.8 $0 Investment Management $-0.1 $-0.7 Real Estate3 $0.1 $0.1 General Corporate $-2.5 $-1.4 Consolidated $-3.3 $-2 Adjusted EBITDA4 by Segment Segment 1Q20 1Q19 DME2 $3.0150000000000001 $1.32 Investment Management $1.006 $0.61199999999999999 Real Estate3 $1.149 $1.147 General Corporate $-1.7190000000000001 $-1.383 Consolidated $3.4509999999999996 $1.6959999999999997

Organizational Overview © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Drivers of Shareholder Value Operating Companies Real Estate Investment Management Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings and cash flow growth Focus on companies that offer a platform for follow-on acquisitions and investment, particularly with respect to DME and adjacent industries Grow Great Elm Capital Corp. (“GECC”) through capital raises and potential BDC acquisitions Increase assets under management (“AUM”) via new fund launches, SMAs and co-investments Seek opportunities, such as the Fort Myers transaction, that utilize modest equity capital and monetize significant net operating loss carryforwards (“NOLs”)

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Alignment of Interest When combined, insider ownership totals approximately 19% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEC Director Share Ownership Employees of GEC/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 2.0 million shares of GEC, representing approximately 8% of GEC’s outstanding shares1 The directors of GEC collectively own greater than 11% of GEC’s outstanding shares1 Significant Alignment of Interest Employee Share Ownership (1) This includes restricted shares that are subject to both performance and service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Operating Companies: Great Elm DME © 2019 Great Elm Capital Group, Inc.

Operating Companies: Rapid Growth at DME In FY 1Q20, Great Elm DME, Inc. (“DME”) generated $13.2 million of revenue, $0.8 million of net loss and $3.0 million of adjusted EBITDA1 Meaningful revenue growth in major product categories Management is investing heavily in people, processes and technology to enhance DME’s scalable infrastructure, capable of supporting multiple acquisitions per year DME has continued to generate rapid year-over-year patient growth in its PAP product category New patient setups grew by 22.0% year-over-year We expect continued organic growth from DME Fundamental demand for respiratory products and services, combined with the company’s focus on patient service and business expansion, provides a path to revenue and adjusted EBITDA growth in fiscal year 2020 © 2019 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

Operating Companies: M&A In addition to driving organic revenue, EBITDA and volume growth, DME will seek to acquire complementary, patient-focused businesses DME is pursuing an expansion strategy that targets businesses in tangential or overlapping markets These acquisition opportunities can help to further diversify DME’s payor and product mix The respiratory-focused, durable medical equipment industry is characterized by a fragmented landscape that we believe offers a significant opportunity for additional consolidation DME’s patient-centric service model differentiates it from the competition DME also seeks to explore complementary product lines and services that can leverage the company’s valuable contracts, referral sources, customer bases and infrastructure © 2019 Great Elm Capital Group, Inc.

Operating Companies: DME Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 2 Timing of certain interest payments negatively impacted free cash flow by $0.8 million.

Investment Management © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Investment Management: A Scalable, High Margin Business AUM Growth High Margins Scalable Model Significant Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, complemented with accretive acquisitions of other BDCs, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Investment team and infrastructure in place to support substantial growth in AUM and new investment vehicles SIGNIFICANT FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in significant operating leverage and, thus, the potential for growth in adjusted EBITDA and free cash flow

© 2019 Great Elm Capital Group, Inc. Investment Management: Management Fee Growth

Investment Management: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Near-Term Drivers of Incremental Free Cash Flow: We believe GECC will continue to grow its investment portfolio, including via incremental capital raises, which will drive incremental management fee revenue The Full Circle consulting agreement terminated on November 3, 2019. The FY19 expense associated with this agreement was $763 thousand

Real Estate © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Real Estate: Overview We believe we are uniquely positioned to be a preferred partner to a sub-set of real estate investors because of our ability to absorb phantom income We view Credit Tenant Lease financings to high quality tenants as an attractive business for GEC for the following reasons: Limited Equity Capital Deployed High Level of Non-Recourse Leverage Monetization of Significant NOLs

Real Estate: Fort Myers – Organic Equity Growth © 2019 Great Elm Capital Group, Inc. Debt and Equity Values ($ in Millions) Multiple of Invested Capital Assuming a constant property value of $61.2 million, the chart at the right depicts the growth in GEC’s equity value as cash flows from the rental stream are utilized to amortize debt over the lease term As you can see, GEC builds significant equity value1 over time without any additional capital deployment 1 Equity value is equal to the property value at acquisition minus the face value of the debt on a given date.

Real Estate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

General Corporate © 2019 Great Elm Capital Group, Inc.

General Corporate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

© 2019 Great Elm Capital Group, Inc. Financial Review

Financial Review: 1Q20 Consolidating Balance Sheets (Unaudited) © 2019 Great Elm Capital Group, Inc.

Financial Review: 1Q20 Consolidating Income Statement (Unaudited) © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2. $ in thousands DME Investment Management Real Estate Corporate Consolidated Total Revenues $13,231.33092 $866.83767 $1,272.8684599999999 $22.95 $15,393.98705 Cost of revenue -5,727.5366400000003 0 0 0 -5,727.5366400000003 Depreciation and amortization expense -,456.97462000000002 -,178.97684000000001 -,431.47346999999996 0 -1,067.4249299999999 Selling, general and administration -6,872.4684300000035 -,690.75841000000014 -,123.80745000000002 -1,785.5940599999999 -9,472.6283500000027 Total operating costs and expenses ,-13,056.979690000004 -,869.73525000000018 -,555.28091999999992 -1,785.5940599999999 ,-16,267.589920000004 Operating income (loss) 174.35122999999658 -2.8975800000001755 717.58753999999999 -1,762.6440599999999 -,873.60287000000335 Dividends and interest income 0 0 0 513.84776999999997 513.84776999999997 Unrealized gain (loss) on investments 0 0 0 -,983.33349999999996 -,983.33349999999996 Interest expense, net -,995.86706000000004 -42.265129999999999 -,657.69424000000015 0 -1,695.8264300000001 Other income (expense), net 2.7766999999999999 0 0 0 2.7766999999999999 Income (loss) before taxes -,818.73913000000346 -45.162710000000175 59.89329999999984 -2,232.12979 -3,036.1383300000039 Income tax expense 0 0 0 -,241.601 -,241.601 Net income (loss), net of tax -,818.73913000000346 -45.162710000000175 59.89329999999984 -2,473.7307900000001 -3,277.739330000004 Adjusted EBITDA1 $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 3,451.4939399999957 Net free cash flow $-2,322 $349 $0 $-1,352 $-3,325 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,818.73913000000346 $-45.162710000000175 $59.89329999999984 $-2,473.7307900000001 $-3,277.739330000004 Interest expense 995.86706000000004 42.265129999999999 657.69424000000015 0 1,695.8264300000001 Depreciation & Amortization 2,508.1081100000001 178.97684000000001 431.47346999999996 0 3,117.5584200000003 Tax expense 0 0 0 241.601 241.601 EBITDA 2,685.2360399999966 176.07925999999983 1,149.610099999999 -2,232.12979 1,778.2465199999965 Adjusted EBITDA Unrecognized incentive fees 1 0 655 0 0 655 Stock based compensation 0 175.25697 0 118.10668 293.36365000000001 Change in contingent consideration 2 0 0 0 -,195 -,195 GECC Unrealized (gains) / losses 0 0 0 983.33349999999996 983.33349999999996 Dividend income from GECC 0 0 0 -,490 -,490 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 148.26702999999998 0 0 120.41705999999999 267.68408999999997 Severance 1.758 0 0 0 1.758 Pharmacy buildout 134.88604999999998 0 0 0 134.88604999999998 DME management and Monitoring fees 47.948830000000001 0 0 -22.95 24.998830000000002 Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,451.4939399999962 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated Free Cash-flow: Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,450.4939399999957 Interest expense paid1 -1,786 0 -,454 0 -2,240 Non-cash revenue / cash reserve 0 -,655 -,171 0 -,826 Transaction costs 0 0 0 -,120.41705999999999 -,120.41705999999999 Dividends received 0 0 0 490 490 Capital expenditures -2,090 -2 -3 -2,095 Free Cash-Flow $-,861 $349 $524 $-1,352 $-1,340 Uses of Free Cash-Flow Revolver paydowns -,500 0 0 0 -,500 Mandatory debt amortization -,625 0 -,524 0 -1,149 Excess cash flow payments -,336 0 0 0 -,336 Net Free Cash-Flow $-2,322 $349 $0 $-1,352 $-3,325 $0 $0 $0 $23.847770000000082 $23.8477699999994

Summary © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Summary: Drivers of Shareholder Value Seek to enhance the value of our existing property through property improvement and lease modification Operating Companies Real Estate Investment Management Focus on growing Great Elm DME, Inc. both organically and via an expansion strategy that targets existing and adjacent markets Continue to strengthen Great Elm DME, Inc.’s scalable infrastructure, investing in people, processes and technology to support multiple acquisitions per year Focus on driving asset growth in GECC and raising capital for SMAs / other investment vehicles Leverage the existing team and infrastructure to generate incremental free cash flow

Q&A © 2019 Great Elm Capital Group, Inc.

Appendix © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. $ in thousands DME Investment Management Real Estate Corporate Consolidated Total Revenues $13,231.33092 $866.83767 $1,272.8684599999999 $22.95 $15,393.98705 Cost of revenue -5,727.5366400000003 0 0 0 -5,727.5366400000003 Depreciation and amortization expense -,456.97462000000002 -,178.97684000000001 -,431.47346999999996 0 -1,067.4249299999999 Selling, general and administration -6,872.4684300000035 -,690.75841000000014 -,123.80745000000002 -1,785.5940599999999 -9,472.6283500000027 Total operating costs and expenses ,-13,056.979690000004 -,869.73525000000018 -,555.28091999999992 -1,785.5940599999999 ,-16,267.589920000004 Operating income (loss) 174.35122999999658 -2.8975800000001755 717.58753999999999 -1,762.6440599999999 -,873.60287000000335 Dividends and interest income 0 0 0 513.84776999999997 513.84776999999997 Unrealized gain (loss) on investments 0 0 0 -,983.33349999999996 -,983.33349999999996 Interest expense, net -,995.86706000000004 -42.265129999999999 -,657.69424000000015 0 -1,695.8264300000001 Other income (expense), net 2.7766999999999999 0 0 0 2.7766999999999999 Income (loss) before taxes -,818.73913000000346 -45.162710000000175 59.89329999999984 -2,232.12979 -3,036.1383300000039 Income tax expense 0 0 0 -,241.601 -,241.601 Net income (loss), net of tax -,818.73913000000346 -45.162710000000175 59.89329999999984 -2,473.7307900000001 -3,277.739330000004 Adjusted EBITDA1 $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 3,451.4939399999957 Net free cash flow $-2,279 $349 $0 $-1,352 $-3,282 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,818.73913000000346 $-45.162710000000175 $59.89329999999984 $-2,473.7307900000001 $-3,277.739330000004 Interest expense 995.86706000000004 42.265129999999999 657.69424000000015 0 1,695.8264300000001 Depreciation & Amortization 2,508.1081100000001 178.97684000000001 431.47346999999996 0 3,117.5584200000003 Tax expense 0 0 0 241.601 241.601 EBITDA 2,685.2360399999966 176.07925999999983 1,149.610099999999 -2,232.12979 1,778.2465199999965 Adjusted EBITDA Unrecognized incentive fees 1 0 655 0 0 655 Stock based compensation 0 175.25697 0 118.10668 293.36365000000001 Change in contingent consideration 2 0 0 0 -,195 -,195 GECC Unrealized (gains) / losses 0 0 0 983.33349999999996 983.33349999999996 Dividend income from GECC 0 0 0 -,490 -,490 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 148.26702999999998 0 0 120.41705999999999 267.68408999999997 Severance 1.758 0 0 0 1.758 Pharmacy buildout 134.88604999999998 0 0 0 134.88604999999998 DME management and Monitoring fees 47.948830000000001 0 0 -22.95 24.998830000000002 Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,451.4939399999962 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated Free Cash-flow: Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,450.4939399999957 Interest expense paid1 -1,743 0 -,454 0 -2,197 Non-cash revenue / cash reserve 0 -,655 -,171 0 -,826 Transaction costs 0 0 0 -,120.41705999999999 -,120.41705999999999 Dividends received 0 0 0 490 490 Capital expenditures -2,090 -2 -3 -2,095 Free Cash-Flow $-,818 $349 $524 $-1,352 $-1,297 Uses of Free Cash-Flow Revolver paydowns -,500 0 0 0 -,500 Mandatory debt amortization -,625 0 -,524 0 -1,149 Excess cash flow payments -,336 0 0 0 -,336 Net Free Cash-Flow $-2,279 $349 $0 $-1,352 $-3,282 $0 $0 $0 $23.847770000000082 $23.8477699999994

Appendix: Non-GAAP Reconciliation (Continued) © 2019 Great Elm Capital Group, Inc. 1 Timing of certain interest payments negatively impacted free cash flow by $0.8 million. $ in thousands DME Investment Management Real Estate Corporate Consolidated Total Revenues $13,231.33092 $866.83767 $1,272.8684599999999 $22.95 $15,393.98705 Cost of revenue -5,727.5366400000003 0 0 0 -5,727.5366400000003 Depreciation and amortization expense -,456.97462000000002 -,178.97684000000001 -,431.47346999999996 0 -1,067.4249299999999 Selling, general and administration -6,872.4684300000035 -,690.75841000000014 -,123.80745000000002 -1,785.5940599999999 -9,472.6283500000027 Total operating costs and expenses ,-13,056.979690000004 -,869.73525000000018 -,555.28091999999992 -1,785.5940599999999 ,-16,267.589920000004 Operating income (loss) 174.35122999999658 -2.8975800000001755 717.58753999999999 -1,762.6440599999999 -,873.60287000000335 Dividends and interest income 0 0 0 513.84776999999997 513.84776999999997 Unrealized gain (loss) on investments 0 0 0 -,983.33349999999996 -,983.33349999999996 Interest expense, net -,995.86706000000004 -42.265129999999999 -,657.69424000000015 0 -1,695.8264300000001 Other income (expense), net 2.7766999999999999 0 0 0 2.7766999999999999 Income (loss) before taxes -,818.73913000000346 -45.162710000000175 59.89329999999984 -2,232.12979 -3,036.1383300000039 Income tax expense 0 0 0 -,241.601 -,241.601 Net income (loss), net of tax -,818.73913000000346 -45.162710000000175 59.89329999999984 -2,473.7307900000001 -3,277.739330000004 Adjusted EBITDA1 $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 3,451.4939399999957 Net free cash flow $-2,322 $349 $0 $-1,352 $-3,325 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,818.73913000000346 $-45.162710000000175 $59.89329999999984 $-2,473.7307900000001 $-3,277.739330000004 Interest expense 995.86706000000004 42.265129999999999 657.69424000000015 0 1,695.8264300000001 Depreciation & Amortization 2,508.1081100000001 178.97684000000001 431.47346999999996 0 3,117.5584200000003 Tax expense 0 0 0 241.601 241.601 EBITDA 2,685.2360399999966 176.07925999999983 1,149.610099999999 -2,232.12979 1,778.2465199999965 Adjusted EBITDA Unrecognized incentive fees 1 0 655 0 0 655 Stock based compensation 0 175.25697 0 118.10668 293.36365000000001 Change in contingent consideration 2 0 0 0 -,195 -,195 GECC Unrealized (gains) / losses 0 0 0 983.33349999999996 983.33349999999996 Dividend income from GECC 0 0 0 -,490 -,490 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 148.26702999999998 0 0 120.41705999999999 267.68408999999997 Severance 1.758 0 0 0 1.758 Pharmacy buildout 134.88604999999998 0 0 0 134.88604999999998 DME management and Monitoring fees 47.948830000000001 0 0 -22.95 24.998830000000002 Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,451.4939399999962 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated Free Cash-flow: Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,450.4939399999957 Interest expense paid1 -1,786 0 -,454 0 -2,240 Non-cash revenue / cash reserve 0 -,655 -,171 0 -,826 Transaction costs 0 0 0 -,120.41705999999999 -,120.41705999999999 Dividends received 0 0 0 490 490 Capital expenditures -2,090 -2 -3 -2,095 Free Cash-Flow $-,861 $349 $524 $-1,352 $-1,340 Uses of Free Cash-Flow Revolver paydowns -,500 0 0 0 -,500 Mandatory debt amortization -,625 0 -,524 0 -1,149 Excess cash flow payments -,336 0 0 0 -,336 Net Free Cash-Flow $-2,322 $349 $0 $-1,352 $-3,325 $0 $0 $0 $23.847770000000082 $23.8477699999994

Appendix: Non-GAAP Reconciliation (Continued) © 2019 Great Elm Capital Group, Inc. For the three months ended September 30, 2018 $ in thousands DME 3 Investment Management Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $27 $-,689 $51 $-1,398 $-2,009 Interest 286 44 665 0 995 Depreciation and amortization 423 136 431 0 990 Taxes 0 0 0 0 0 EBITDA $736 $-,509 $1,147 $-1,398 $-24 Adjusted EBITDA: Stock based compensation 0 545 0 128 673 Dividend income from GECC -56 0 0 -,434 -,490 GECC Unrealized (gains) / losses 80 0 0 -,985 -,905 Unrecognized incentive fees earned 1 0 576 0 0 576 DME management and monitoring fees 18 0 0 -18 0 Transaction costs 542 0 0 1,324 1,866 Adjusted EBITDA $1,320 $612 $1,147 $-1,383 $1,696 For the three months ended September 30, 2018 $ in thousands DME 3 Investment Management Real Estate General Corporate 4 Consolidated Free Cash-flow: Adjusted EBITDA $1,320 $612 $1,147 $-1,383 $1,696 Interest expense paid -,243 -44 -,471 0 -,758 Non-cash revenue / cash reserve 0 -,576 -,191 0 -,767 Transaction costs 0 0 0 -1,324 -1,324 Dividends received 0 0 0 434 434 Capital expenditures -,490 0 0 0 -,490 Free Cash-Flow 587 -8 485 -2,273 -1,209 Uses of Free Cash-Flow Revolver paydowns 0 0 0 0 0 Mandatory debt amortization 0 0 -,485 0 -,485 Excess cash flow payments 0 0 0 0 0 Net Free Cash-Flow 587 -8 0 -2,273 -1,694

Appendix: Non-GAAP Reconciliation (Continued) © 2019 Great Elm Capital Group, Inc. For the three months ended September 30, 2018 $ in thousands DME 3 Investment Management Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $27 $-,689 $51 $-1,398 $-2,009 Interest 286 44 665 0 995 Depreciation and amortization 423 136 431 0 990 Taxes 0 0 0 0 0 EBITDA $736 $-,509 $1,147 $-1,398 $-24 Adjusted EBITDA: Stock based compensation 0 545 0 128 673 Dividend income from GECC -56 0 0 -,434 -,490 GECC Unrealized (gains) / losses 80 0 0 -,985 -,905 Unrecognized incentive fees earned 1 0 576 0 0 576 DME management and monitoring fees 18 0 0 -18 0 Transaction costs 542 0 0 1,324 1,866 Adjusted EBITDA $1,320 $612 $1,147 $-1,383 $1,696 For the three months ended September 30, 2018 $ in thousands DME 3 Investment Management Real Estate General Corporate 4 Consolidated Free Cash-flow: Adjusted EBITDA $1,320 $612 $1,147 $-1,383 $1,696 Interest expense paid -,243 -44 -,471 0 -,758 Non-cash revenue / cash reserve 0 -,576 -,191 0 -,767 Transaction costs 0 0 0 -1,324 -1,324 Dividends received 0 0 0 434 434 Capital expenditures -,490 0 0 0 -,490 Free Cash-Flow 587 -8 485 -2,273 -1,209 Uses of Free Cash-Flow Revolver paydowns 0 0 0 0 0 Mandatory debt amortization 0 0 -,485 0 -,485 Excess cash flow payments 0 0 0 0 0 Net Free Cash-Flow 587 -8 0 -2,273 -1,694

Appendix: Non-GAAP Reconciliation (Continued) © 2019 Great Elm Capital Group, Inc. Unrecognized incentive fees earned include amounts earned under investment management agreements which are not recognized under US GAAP. Acquisition and integration related costs include transaction costs, costs to integrate acquired businesses and changes in the fair value of the contingent consideration liability since the initial valuation at the acquisition date. Our durable medical equipment business began in September 2018 and there was no related activity prior to that date. General Corporate net loss includes net loss attributable to discontinued operations.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2019 Great Elm Capital Group, Inc.